UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant Filed by a Party other than the Registrant	☒ ☐

Check the appropriate box:

☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to Section 240.14a-12

URANIUM ENERGY CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)          Title of each Class of securities to which transaction applies:

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2)          Aggregate number of securities to which transaction applies:

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3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)          Proposed maximum aggregate value of transaction:

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☐          Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)          Date Filed:

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URANIUM ENERGY CORP.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 23, 2009

Dear Stockholder:

            The annual meeting of stockholders (the "Annual Meeting") of Uranium Energy Corp. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on July 23, 2009 at 12:00 p.m. (Vancouver time). At the Annual Meeting stockholders will be asked to:

  elect Amir Adnani, Alan P. Lindsay, Erik Essiger, Harry L. Anthony, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata to our Board of Directors;

  ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2009;

  approve the Company's 2009 Stock Incentive Plan; and

  transact any other business properly brought before the Annual Meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record of the Company's common stock at the close of business on June 5, 2009, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

            It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

            If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of June 5, 2009, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of June 5, 2009, such as your most recent account statement prior to June 5, 2009, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

- iii -

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani, President and CEO

Dated June 24, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 23, 2009. The Proxy Statement, Annual Report on Form 8-K and Form of Proxy are available at https://proxyvote.uraniumenergy.com.

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URANIUM ENERGY CORP.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be held on July 23, 2009

THE ANNUAL MEETING

General

            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Uranium Energy Corp. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on July 23, 2009, at 12:00 p.m. (Vancouver time) at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

            This Proxy Statement, the related Notice of Meeting, the enclosed form of Proxy and our Annual Report on Form 10-K for the fiscal period ended July 31, 2008, are expected to be mailed to our stockholders on or about June 24, 2009.

            Our principal executive office is located at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750.

Manner of Solicitation and Expenses

            Proxies will be solicited by us initially by mail. Further solicitation may be made by our directors, officers or regular employees, by telephone, facsimile or other acceptable manner. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the record date.

Record Date and Voting Shares

            Our Board of Directors has fixed the close of business on June 5, 2009, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were approximately 46,634,894 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

            A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

            In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

            Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

            If you are a registered holder of shares of our common stock as of June 5, 2009, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies". If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

            You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person.

            You may revoke your proxy at any time before it is voted by:

(a)        filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the Annual Meeting;

(b)        executing a later-dated proxy and delivering it to our corporate secretary at any time before the taking of the vote at the Annual Meeting; or

(c)        attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

            All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

            Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the executive offices of the Company, located at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750, Attention: Corporate Secretary.

Votes Required

            Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

            Proposal Two - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the selection of our independent registered public accountants. Stockholders may vote in favor or against the proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

            Proposal Three - Approval of 2009 Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the Company's 2009 Stock Incentive Option Plan. Stockholders may vote in favor or against this proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

Stockholder Proposals

            No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

            It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of our common stock as of June 5, 2009, by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each executive officer, each director and all of our directors and executive officers as a group.

            The number of shares beneficially owned and the related percentages are based on 46,634,894 shares of common stock outstanding as of June 5, 2009.

            For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following June 5, 2009, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Amir Adnani 320 - 1111 West Hastings Street Vancouver, B.C., Canada, V6E 2J3	2,411,801(2)	5.1%
Alan P. Lindsay 2701 - 1500 Hornby Street Vancouver, B.C., Canada, V6Z 2R1	2,319,787(3)	4.9%
Harry L. Anthony P.O. Box 1328 Kingsville, Texas, U.S.A., 78364	1,622,500(4)	3.4%
Pat Obara 2791 West 35th Avenue Vancouver, B.C., Canada, V6N 2M1	350,000(5)	*
Erik Essiger P.O. Box 37491, Dubai, UAE	150,000(6)	*
Ivan Obolensky 425 East 79th Street New York, New York, U.S.A., 10021	116,000(7)	*
Vincent Della Volpe 32 Evergreen Drive Lincoln Park, New Jersey, U.S.A., 07035	150,000(8)	*
Mark A. Katsumata 14447 Blackburn Crescent White Rock, B.C., Canada, V4B 3A3	75,000(9)	*
All executive officers and directors as a group (8 persons)	7,195,088(10)	14.4%

*      Less than one percent.

  Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has for shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this proxy statement. As of June 5, 2009, there were 46,634,894 shares issued and outstanding.

  This figure includes (i) 1,731,301 shares of common stock, (ii) 3,000 shares of common stock held of record by Amir Adnani's wife and (iii) stock options to purchase 677,500 shares of our common stock.

  This figure includes (i) 1,306,287 shares of common stock, (ii) 163,500 shares of common stock held of record by Alan P. Lindsay's wife and (iii) stock options to purchase 850,000 shares of our common stock. Mr. Lindsay is the father-in-law of Amir Adnani.

  This figure includes (i) 772,500 shares of common stock and (ii) stock options to purchase 850,000 shares of our common stock.

  This figure represents stock options to purchase 350,000 shares of our common stock.

  This figure represents stock options to purchase 150,000 shares of our common.

  This figure includes (i) 16,000 shares of common stock and (ii) stock options to purchase 100,000 shares of our common stock.

  This figure represents stock options to purchase 150,000 shares of our common stock.

  This figure represents stock options to purchase 75,000 shares of our common stock.

  This figure includes (i) 3,992,588 shares of common stock and (ii) stock options to purchase 3,202,500 shares of our common stock.

            We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

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PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

            We propose to elect our current directors to the Board of Directors, each to hold office until our next annual meeting or until his successor is elected and qualified.

            The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

            The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

            Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this proxy statement and to serve as a director, if elected.

Directors and Executive Officers

            Our current directors and executive officers and their respective ages as of June 5, 2009, are as follows:

Name	Age	Position with the Company
Amir Adnani	31	President, Chief Executive Officer, Principal Executive Officer and a director
Alan P. Lindsay	60	Chairman and a director
Harry L. Anthony	61	Chief Operating Officer and a director
Pat Obara	53	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer
Ivan Obolensky	83	Director
Erik Essiger	43	Director
Vincent Della Volpe	66	Director
Mark A. Katsumata	43	Director

            The following describes the business experience of each of our directors and executive officers, including other directorships held in reporting companies:

            Alan P. Lindsay. Mr. Lindsay co-founded Uranium Energy Corp., and has served as chairman of the Company since April 2003. Mr. Lindsay was the founder of AZCO Mining and served as chairman, president and CEO of AZCO from 1992 to 2000. The company was listed on the Toronto and American Stock Exchanges. During his tenure at AZCO, the Company sold the Sanchez copper deposit to Phelps Dodge for $55 million and established a joint venture with Phelps Dodge on the Piedras Verdes copper deposit with 2.1 billion pounds of copper reserves. Mr. Lindsay also co-founded Anatolia Minerals Development and New Oroperu Resources, two publicly traded companies with significant gold discoveries. Mr. Lindsay co-founded MIV Therapeutics Inc. and from 2000 to the present, he has been the chairman and also served as president and CEO until January 2008. MIV Therapeutics is a publicly-listed biomedical company awarded the prestigious Frost & Sullivan 2005 and 2008 Award for Technology Innovation in the Field of Medical Coatings and was appointed to the Fortune 500 Top 100 Leading Nano Technology Companies. Since December 2005, Mr. Lindsay has served as a director of TapImmune Inc., a U.S. reporting company.  Mr. Lindsay is also a director of Strategic American Oil Corporation, a company engaged in oil and gas exploration and development that became a U.S. reporting company in July 2008.  Mr. Lindsay has extensive experience and expertise in the mining and biomedical fields. He was previously responsible for building a significant business and marketing organization in Vancouver, BC, for Manulife Financial, a major international financial services corporation.

            Amir Adnani. Mr. Amir Adnani has been our President, Chief Executive Officer, Principal Executive Officer and a director since January 24, 2005. Mr. Adnani is an entrepreneur with an extensive background in business development and marketing. In September of 2004 he founded and was the sole shareholder, a director and President of, Blender Media Inc., a Vancouver based company that provides strategic marketing and financial communications services to public companies and investors in mineral exploration, mining, and energy sectors. Effective October 1, 2006, Mr. Adnani is no longer a director, officer or shareholder of Blender Media Inc. In June of 2001 Mr. Adnani co-founded, and from June 2001 to September 2004, was a director and officer of Fort Sun Investments Inc, a strategic marketing and financial communications services company for public companies. Mr. Adnani holds a Bachelor of Science degree from the University of British Columbia. Mr. Adnani is not a director or officer of any other U.S. reporting company.

            Harry L. Anthony. Mr. Harry L. Anthony has been our Chief Operating Officer and Director since February, 2006. Mr. Anthony has over thirty years of experience in the uranium mining industry. From approximately 1997 to present, Mr. Anthony has been a consultant through Anthony Engineering Services for several major uranium companies and international agencies, which duties generally include project evaluation, operations "trouble shooter" and technical and financial expert. From approximately 1990 through 1997, Mr. Anthony was a senior vice-president of Uranium Resources, Inc., where he managed all facets of operations and technical support to achieve production goals, drilling, ion exchange, reverse osmosis, software development and equipment design. His duties also included oversight of construction, technical aspects, and daily operations of plants and wellfields, budget planning and forecasting, property evaluations and reserve estimations. Mr. Anthony also previously served as the vice-president of engineering/engineering manager of Uranium Resources, Inc., and a project superintendent and project engineer for Union Carbide Corp. Mr. Anthony was on the board of directors of Uranium Resources, Inc. from 1984 through 1994. He is the author of several publications and the recipient of the awards "Distinguished Member of the South Texas Mineral Section of AIME - 1987" and "1999 Outstanding Citizen of the Year - Kingsville Chamber of Commerce". Mr. Anthony received an M.S. in Engineering Mechanics in 1973 and a B.S. in Engineering Mechanics in 1969 from Pennsylvania State University. Mr. Anthony is not a director or officer of any other U.S. reporting company.

            Pat Obara. Mr. Obara became our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer on August 23, 2006. During the past five years Mr. Obara has worked as a consultant to several private and publicly listed companies providing various consulting services in the areas of corporate finance and administration. From March of 2003 to present, Mr. Obara has provided various administrative consulting services to private companies involved in business activities in Asia and North America. Prior to April of 2004 Mr. Obara served as the Chief Financial Officer and a director of two public companies listed on the TSX Venture Exchange. Mr. Obara was involved in the restructuring, organizing and management of these early stage companies which were involved in the resource and technology sectors. Mr. Obara is not a director or officer of any other U.S. reporting company.

            Erik Essiger. Mr. Essiger became a director of our company on August 23, 2006.  Mr. Essiger has twenty years experience in corporate finance, strategy development and restructuring projects across a wide variety of sectors, in particular industrial, business services, retail and consumer goods. Mr. Essiger currently serves as Chairman and Chief Executive Officer of The Emirates Capital Limited, an investment banking company based in Dubai, which he founded in January 2008. In December 2006, Mr. Essiger established SCP Swiss Capital-Partners AG, a corporate finance boutique in Switzerland, which has been integrated into Emirates Capital. In addition, during the past five years, Mr. Essiger has been:  the Managing Director and the founder of Precisetech GmbH, a corporate finance advisory company focused on international M&A transactions (from October 2004 to December 2006); a member of the Supervisory Board of Corix Capital AG (from December 2003 to December 2006; and the Senior Manager, Transaction Services Strategy Group, with PricewaterhouseCoopers AG, heading up the commercial and due diligence practice of that group in Germany which provided services mainly to private equity clients of the firm (from April 2003 to September 2004).

            Ivan Obolensky. Mr. Obolensky has over 40 years of experience in the investment banking business as a financial analyst, with specific expertise in the defense aerospace, oil and gas, nuclear power, metals and minerals, publishing and high technology industries. He has been an executive of several investment banks, including Sterling Grace & Co., Jesup, Josephthal & Co., Dominick and Dominick, Inc., Middendorf Colgate and CB Richard Ellis Mosley Hallgarten. Since November 1990 to date, Mr. Obolensky has been Vice-President of Shields & Company, an Investment Bank and Member of the New York Stock Exchange. Mr. Obolensky is a Registered Investment Advisor and a member of the New York Society of Security Analysts. He has made frequent appearances as a guest on CNBC, CNNfn, and Bloomberg TV. Mr. Obolensky is also a member of various foundations and philanthropic organizations, and serves as Chairman and CEO of the Soldiers' Sailors' Marines' and Airmen's Club in New York. He is a graduate of Yale University and a retired Lieutenant (Junior Grade) in the U.S. Naval Air Corps.

            Vincent Della Volpe. Mr. Della Volpe has served as a professional money manager for over 35 years, including as a senior portfolio manager of pension funds for Honeywell Corporation and senior vice president of the YMCA Retirement fund in New York. Throughout his career Mr. Della Volpe has particularly focused on the management of energy and utility equity portfolios, and he also has experience managing venture capital investments. Mr. Della Volpe holds a Bachelor of Arts in Accounting and an MBA in finance, both from Seton Hall University. Since September 2006, Mr. Della Volpe has served as a director of Gold Canyon Resources, Inc., a junior natural resources company incorporated in British Columbia, Canada, that is listed on the TSX Venture Exchange. Mr. Della Volpe has been retired since March 2003. During the prior 11 years he was employed by the YMCA Retirement Fund. In addition to his position as director of the Company, he has been a director of Gold Canyon Resources since September 2006.

            Mark Katsumata. Mr. Katsumata became a director of our company and the Chairman of our Audit Committee on May 11, 2009. Mr. Katsumata has served as a Chief Financial Officer and Vice President Finance of several TSX and TSX Venture Exchange companies. During the past five years, Mr. Katsumata was the Chief Financial Officer of Candente Resource Corp., a TSX listed base and precious metals explorer, and the Chief Financial Officer/Vice President, Finance of each of Denison Mines Corp., a TSX listed uranium producer and explorer, and Fortress Metals Corp., a TSX Venture Exchange listed precious metals explorer. Mr. Katsumata is a Certified General Accountant with an extensive background in United States and Canadian accounting and regulatory procedures, specifically related to mining, and has been a member in good standing of the Certified General Accountants' Association of British Columbia and Canada since 1997.

Term of Office

            Our directors hold office until the next annual meeting of the stockholders or until the election and qualification of their successors. Officers are appointed by and serve at the discretion of the Board of Directors.

Family Relationships

            Alan Lindsay is the father-in-law of Amir Adnani.

Meetings of Directors During the Last Fiscal Year

            The Company's Board of Directors held one meeting during the fiscal period ended July 31, 2008, but acted by way of consent resolution a number of times. Each director attended at least 75% of the aggregate of: (i) the total number of board meetings held while he was a director; and (ii) the total number of meetings held by committees on which he served during the periods that he served.

            The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings, however, all directors are encouraged to attend.

Board Independence

            The Board of Directors has determined that Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata each qualify as independent directors under the listing standards of the NYSE AMEX Equities stock exchange (the "NYSE AMEX").

Committees of the Board of Directors

            Our Board of Directors currently has three board committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. These committees operate pursuant to charters adopted in respect of each committee; copies of which are posted on the Company's website at www.uranium.energy.com.

            The following sets forth information relating to the Company's board committees:

Audit Committee

            Our Audit Committee has been structured to comply with Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Katsumata is the Chairman of the Audit Committee and our Board of Directors has determined that he satisfies the criteria for an audit committee financial expert under applicable United States Securities and Exchange Commission ("SEC") rules. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company's consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

            The Audit Committee meets with management and our external auditors to review matters affecting the Company's financial reporting, the system of internal accounting and financial controls and procedures and audit procedures and audit plans. The Audit Committee reviews significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off balance sheet transactions.

            The Audit Committee is mandated to monitor our Company's audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in our company's public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor's engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by the external auditors which are not related to the audit.

            We will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

            The Audit Committee discharged its mandate in respect of the financial period ended July 31, 2008, including the review and recommendation to the board of all financial disclosure contained in our company's public documents. The Audit Committee held four meetings during the period ended July 31, 2008, and also acted through the adoption of written consent resolutions as permitted under the Nevada Revised Statutes and our Company's Bylaws.

Report of the Audit Committee

            The Audit Committee has reviewed and discussed the audited financial statements for the fiscal period ended July 31, 2008, with the Company's management. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm, Ernst & Young LLP, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal period ended July 31, 2008, be included in the Company's Annual Report on Form 10-K for the period ended July 31, 2008. The Audit Committee has selected Ernst & Young LLP to serve as the Company's Independent Registered Public Accounting Firm for fiscal 2009.

            By: Mark A. Katsumata, Ivan Obolensky and Vincent Della Volpe.

Compensation Committee

            The Compensation Committee is comprised of Erik Essiger, Ivan Obolensky and Vincent Della Volpe, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Essiger is the Chairman of the Compensation Committee.

            The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and employees and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the Compensation Committee reviews and oversees our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits.

            The Compensation Committee held one meeting during the fiscal period ended July 31, 2008.

Compensation Committee Interlocks and Insider Participation

            During the period ended July 31, 2008, none of the Company's executive officers served as a member of a compensation committee or board of directors of any other entity, which had an executive officer serving as a member of our Board of Directors or Compensation Committee.

Corporate Governance and Nominating Committee

            The Corporate Governance and Nominating Committee is comprised of Erik Essiger, Ivan Obolensky and Vincent Della Volpe, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Essiger is the Chairman of the Corporate Governance and Nominating Committee.

            The Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, review of board procedures, size and organization and monitoring of senior management with respect to governance issues. The Committee is responsible for the development and implementation of corporate communications to ensure the integrity of our disclosure controls and procedures, internal control over financial reporting and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of our Board of Directors' relationship with our management.

            The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Committee assesses all nominees using generally the same criteria. In nominating candidates, the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Corporate Governance and Nominating Committee considers nominees recommended by stockholders if such recommendations are made in writing to the Committee and evaluates nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Company's Corporate Governance and Nominating Committee c/o Uranium Energy Corp., Attn: Corporate Secretary, at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750.

            The Corporate Governance and Nominating Committee held one meeting during the fiscal period ended July 31, 2008.

Stockholder Communications

            Stockholders may contact an individual director, the Board of Directors as a group or a specified board committee or group, including any non-employee directors as a group, either by: (a) writing to Uranium Energy Corp., at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750, Attn: Corporate Secretary; or (b) sending an e-mail message to info@uraniumenergy.com.

            Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Business Conduct and Ethics Policy

            We have adopted a Code of Business Conduct and Ethics Policy that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Business Conduct and Ethics Policy sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

    honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    compliance with applicable governmental laws, rules and regulations;

    the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

    accountability for adherence to the code.

            The Company will provide a copy of the Code of Business Conduct and Ethics Policy to any person without charge, upon request. Requests can be sent to Uranium Energy Corp, located at 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750.

Involvement in Certain Legal Proceedings

            During the past five years, none of our directors, officers or promoters has been involved in any of the following:

    a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

    such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

    such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

      acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

      engaging in any type of business practice; or

      engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

    such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

    such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

    such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

            There are currently no legal proceedings to which any of our directors, officers or affiliates, or any person that owns more than 5% of our outstanding shares, or any associate of any of them, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Certain Relationships and Related Transactions

            Except for the transactions described below, since the beginning of our last fiscal year, none of our directors, nominees, officers or principal stockholders, nor any immediate family member of the foregoing, has or have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds $120,000.

            The Audit Committee of our Board of Directors is responsible for reviewing, approving or ratifying any such related party transactions in accordance with the charter adopted in respect of the Audit Committee as described above.

Related Party Transactions

            During our fiscal year ended July 31, 2008, we had transactions with certain officers and directors as follows:

    we incurred $791,695 in management fees and bonuses ($276,990 to Amir Adnani, $269,927 to Harry L. Anthony, $142,453 to Pat Obara, $66,420 to Alan P. Lindsay, $15,692 to Erik Essiger, $10,167 to Ivan Obolensky and $7,025 to Vincent Della Volpe) and recorded $2,019,250 in stock based compensation for the fair value of options granted to directors and officers during the period ($407,500 to Amir Adnani, $407,500 to Harry L. Anthony, $407,500 to Alan P. Lindsay, $348,500 to Vincent Della Volpe, $203,750 to Pat Obara, $163,000 to Ivan Obolensky and $81,500 to Erik Essiger);

    we incurred $10,157 in general and administrative costs to be reimbursed by a companies controlled by a direct family members of a current officer (Amir Adnani) and a current director (Alan P. Lindsay); and

    we incurred $80,225 in consulting fees and $106,761 in general and administrative costs, including $38,796 in rental charges and $30,089 in media, marketing and website development fees, paid to companies controlled by a direct family member of a current officer (Amir Adnani).

            During the nine months ended April 30, 2009, we had transactions with certain officers and directors as follows:

    we incurred $594,819 in management fees paid to directors and officers during the period ($187,300 to Amir Adnani, $172,694 to Harry L. Anthony, $105,414 to Pat Obara, $49,803 to Alan P. Lindsay, $32,108 to Erik Essiger, $23,500 to Ivan Obolensky and $24,000 to Vincent Della Volpe), of which $21,818 is outstanding as at April 30, 2009 and reported as due to related parties;

    we incurred $170,250 in stock based compensation for the incremental fair value of options granted to directors and officers that were repriced during the period ($44,750 to Amir Adnani, $44,750 to Harry L. Anthony, $20,000 to Alan P. Lindsay, $15,000 to Vincent Della Volpe, $26,750 to Pat Obara, $8,000 to Ivan Obolensky and $11,000 to Erik Essiger); and

    we incurred $81,118 in general and administrative costs paid to companies controlled by a direct family member of a current officer (Amir Adnani).

            On May 19, 2009, we entered into a consulting agreement with The Emirates Capital Limited (the "Consultant"), a company that is controlled and managed by Erik Essiger, to provide corporate development and investor communications related services to our Company. In consideration for the services to be provided under the agreement, the Consultant shall be compensated in the form of an aggregate of up to 300,000 shares of our Company's common stock. By its terms, this agreement will not come into effect unless and until NYSE Amex Equities approves the compensation terms under the agreement.

            All related party transactions involving provision of services or tangible assets were recorded at the exchange amount, which is the value established and agreed to by the related parties reflecting arms length consideration payable for similar services or transfers.

            Amir Adnani and Alan P. Lindsay are the founders, and may be considered promoters, of the Company. Messrs Adnani and Lindsay were issued an aggregate of 1,575,000 shares of our common stock at a price of $0.0013 per share for total proceeds of $2,100 at the time of the organization of the Company. Neither of Messrs. Adnani nor Lindsay have received anything of value from the Company in their capacities as promoters of the Company.

            Amounts owing to related parties are unsecured, non-interest bearing and without specific terms of repayment.

Conflicts of Interest

            To our knowledge, and other than as disclosed in this proxy statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

            Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based on our review of the reports furnished to us by our officers, directors and greater than ten percent stockholders, we believe that all such reports were timely filed during the fiscal year ended July 31, 2008, except as follows:
Name	Number of late forms	Number of transactions not reported on a timely basis
Amir Adnani	1	1
Alan P. Lindsay	1	1
Harry L. Anthony	1	1
Pat Obara	1	1
Ivan Obolensky	1	1
Erik Essiger	1	1
Vincent Della Volpe	1	1
Passport Management LLC	5	63

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

            The Compensation Committee of the Board of Directors of the Company is responsible for establishing and administering the Company's executive and director compensation.

            The Compensation Committee's compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management's compensation with the long-term interests of shareholders. In determining an executive management's compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

            In determining the compensation for Amir Adnani, Harry L. Anthony and Pat Obara, the Compensation Committee considered compensation paid to other executive officers of other companies within the industry, the executive's performance in meeting goals, and the complexity of the management position and the experience of the person. Of the amount of the compensation paid to the executive officer, the majority of the compensation was in the form of options. The number of options granted was determined in large part due to the financial condition of the Company which currently has no revenues. The Compensation Committee did not have a specific formula to determine the amount of the executive compensation and what portion of such compensation would be in the form of cash and equity securities. Therefore, the determination of an executive salary including the amount of cash and equity securities may be considered arbitrary taking into account the foregoing factors.

            Similarly, directors receive cash compensation for their service as such, as well as options. The number of options granted to each director is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

Compensation Committee Report

            The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with management. Based on that review and those discussions, the committee recommended to the Board of Directors that the compensation discussion and analysis be included in this proxy statement. This report is provided by the following independent directors, who comprise the committee:

            By: Erik Essiger, Ivan Obolensky and Vincent Della Volpe.

Summary Compensation Table

            The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $100,000 during the year ended July 31, 2008 (the "Named Executive Officers"):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)(4)
Amir Adnani, President and Chief Executive Officer	2008 2007(1)	276,990(2) 88,750(2)	- -	- -	407,500(3) 616,500(3)	684,490 705,250
Harry L. Anthony, Chief Operating Officer	2008 2007(1)	269,927(2) 93,750(2)	- -	- -	407,500(3) 616,500(3)	677,427 710,250
Pat Obara, Secretary, Treasurer and Chief Financial Officer	2008 2007(1)	142,453(2) 51,707(2)	- -	- -	203,750(3) 68,500(3)	346,203 120,207

(1)   For the seven month period ended July 31, 2007.

(2)   These amounts represent fees paid by us to the Named Executive Officers during the past year pursuant to various employment and consulting services agreements, as between us and the Named Executive Officers, which are more particularly described below.

(3)   These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model.

(4)   The Company did not record any non-equity incentive compensation plan expense, non-qualified deferred compensation expense or other compensation expense for the Named Executive Officers.

            The following table sets forth the compensation paid to persons who were the Named Executive Officers during 2006:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total
Amir Adnani, President and CEO	2006	130,000(1)	130,000(2)	250,000(3)	-	510,000
Randall Reneau, Chief Exploration Officer	2006	120,000(1)	62,000	250,000(3)	-	432,000
Pat Obara, Secretary, Treasurer and CFO	2006	28,438(1)	8,581	-	232,000(4)	269,019
Harry L. Anthony, COO	2006	112,143(1)	25,000	-	75,253(4)	212,396

(1)   These amounts represent fees paid by the Company to the Named Executive Officers during the past year pursuant to various employment and consulting services agreements, as between the Company and the Named Executive Officers, which are more particularly described in this registration statement and, specifically, under the matter captioned "Employment and Consulting Agreements" hereinbelow.

(2)   This amount represents a discretionary bonus which was accrued by the Company and authorized to be paid to Amir Adnani during the past fiscal year by the Company's Compensation Committee (which was paid in January of 2007) under the terms of Mr. Adnani's existing Executive Services Agreement with the Company which is more particularly described under the matter captioned "Employment and Consulting Agreements" hereinbelow.

(3)   These amounts represent the deemed value at the date of issuance of 750,000 bonus shares which were issued by the Company to each of the Named Executive Officers during the 2005 fiscal year; the expense of which was deferred by the Company and amortized over the 2006 fiscal year.

(4)   These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model.

Stock Options/SAR Grants

            We granted options to purchase shares of our common stock to the Named Executive Officers in the fiscal year ended July 31, 2008, as follows:

Name	Number of Securities Underlying Options	Exercise Price	Grant Date Fair Value of Option
Amir Adnani, President and CEO	250,000	$2.50	$407,500
Harry L. Anthony, COO	250,000	$2.50	407,500
Pat Obara, Secretary, Treasurer and CFO	125,000	$2.50	203,750

            No options were exercised by the Named Executive Officers in the fiscal year ended July 31, 2008.

            The following table sets forth information as at July 31, 2008, relating to options that have been granted to the Named Executive Officers:

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Amir Adnani, President and CEO	202,500 225,000 250,000	- -	- -	0.33 3.30 2.50	12/20/15 01/01/17 04/07/18
Harry L. Anthony, Chief Operating Officer	202,500 172,500 225,000 250,000	- - -	- - -	0.33 0.33 3.30 2.50	12/20/15 02/01/16 01/01/17 04/07/18
Pat Obara, Chief Financial Officer	200,000 25,000 125,000	- -	- -	1.30 3.30 2.50	10/10/16 01/01/17 04/07/18

(1)   There are no outstanding stock awards for the Named Executive Officers.

Directors Compensation Table

            The following table sets forth information relating to compensation paid to our directors in the year ended July 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Alan P. Lindsay	66,420(1)	-	407,500(2)	473,920
Amir Adnani	-	-	-	-
Harry L. Anthony	-	-	-	-
Erik Essiger	15,692	-	81,500(2)	97,192
Ivan Obolensky	10,167	-	163,000(2)	173,167
Vincent Della Volpe	7,025	-	348,500(2)	355,525

(1)   Alan P. Lindsay received $6,000 per month through July 31, 2008, for the provision of various management consulting services provided by Mr. Lindsay to us on a monthly basis and from time to time.

(2)   This amount represents the fair value of options at the date of grant estimated using the Black-Scholes option pricing model.

            The following table sets forth information relating to compensation paid to our directors in the seven month period ended July 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Alan P. Lindsay	9,540(1)	-	-	9,540
Amir Adnani	-	-	-	-
Harry L. Anthony	-	-	-	-
Erik Essiger	-	-	-	-
Ivan Obolensky	-	-	473,000(2)	473,000
Vincent Della Volpe	-	-	-	-

(1)   Alan P. Lindsay received $3,000 per month through March 31, 2007, for the provision of various management consulting services provided by Mr. Lindsay to us on a monthly basis and from time to time.

(2)   This amount represents the fair value of options at the date of grant estimated using the Black-Scholes option pricing model.

Employment and Consulting Agreements

Anthony Employment Agreement

            On February 15, 2006, our Board of Directors authorized and approved the execution of an employment agreement between us and Harry L. Anthony (the "Anthony Employment Agreement"). On July 1, 2006, our Board of Directors approved an amendment to the Anthony Employment Agreement extending the initial term thereunder to July 1, 2008. Pursuant to the terms and provisions of the Anthony Employment Agreement, as amended: (i) Mr. Anthony shall provide duties to us commensurate with his executive position as our Chief Operating Officer and he will also become a member of our Board of Directors; (ii) we shall pay to Mr. Anthony a monthly fee of $10,000 to October 1, 2006, when the monthly fee paid to Mr. Anthony increased to $12,500 through February 28, 2007, when an additional increase to $13,750 is currently being paid; (iii) we granted an aggregate of 375,000 stock options to Mr. Anthony to purchase shares of our common stock at $0.33 per share and a further 225,000 stock options to purchase shares of our common stock at $3.30 per share, both for a ten-year term from the date of grant; and (iv) the Anthony Employment Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our Company after the initial term) or 30 days (in the case of Mr. Anthony) prior to the effective date of such termination.

            During the seven months ended July 31, 2007, an aggregate of $93,750 was incurred by us to Harry L. Anthony under the terms and provisions of the Anthony Employment Agreement. As of the date of this proxy statement no balance remains due and owing to Mr. Anthony as compensation under the Anthony Employment Agreement.

            On March 1, 2008, our Compensation Committee ratified the approval of an increase in the monthly service agreement fee for Mr. Anthony under the Anthony Employment Agreement from $13,750 to $19,167.

Adnani Executive Services Agreement

            On July 1, 2006, our Board of Directors authorized and approved an executive services agreement between us and Amir Adnani, as amended by letter agreement dated July 1, 2007 (the "Adnani Executive Services Agreement"). The current initial term of the Adnani Executive Services Agreement is two years expiring on July 1, 2009. Pursuant to the terms and provisions of the Adnani Executive Services Agreement: (i) Mr. Adnani shall continue to provide duties to us commensurate with his current executive positions as our President and Chief Executive Officer; (ii) we shall pay to Mr. Adnani a monthly fee of $10,000 to December 31, 2006, when the monthly fee paid to Mr. Adnani increased to $12,500 through June 30, 2007, when an additional increase to $13,750 is currently being paid; (iii) we confirmed the previous granting of his existing pre-forward split stock options and we granted an aggregate of 202,500 stock options to Mr. Adnani to purchase shares of our common stock at $0.33 per share and a further 225,000 stock options to purchase shares of our common stock at $3.30 per share, both for a ten-year term from the date of grant; and (iv) the Adnani Executive Services Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our Company after the initial term) or 30 days (in the case of Mr. Adnani) prior to the effective date of such termination.

            During the seven months ended July 31, 2007, an aggregate of $88,750 was incurred by us to Amir Adnani under the terms and provisions of the Adnani Executive Services Agreement. As of the date of this proxy statement no balance remains due and owing to Mr. Adnani as compensation under the Adnani Executive Services Agreement.

            On March 1, 2008, our Compensation Committee ratified the approval of an increase in the monthly service agreement fee for Mr. Adnani under the Adnani Executive Services Agreement from $13,750 to $19,167.

Obara Builders Consulting Services Agreement

            On August 15, 2007, with an effective date of July 1, 2007, our Board of Directors authorized and approved the "Obara Builders Consulting Services Agreement" with Obara Builders Ltd., a private company which is controlled by Pat Obara. The initial term of the Obara Builders Consulting Services Agreement is two years expiring on July 1, 2009. Pursuant to the terms and provisions of the Obara Builders Consulting Services Agreement: (i) Mr. Obara shall continue to provide duties to us commensurate with his current executive positions as our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer; (ii) we shall pay to Obara Builders Ltd., or to Pat Obara personally, a monthly fee of CAD $10,000; (iii) we approved the granting of stock options from time to time to Mr. Obara at such fair market exercise price or prices per option share as may be determined by our Board of Directors and we confirmed the previous granting of his existing stock options of 200,000 stock options to purchase shares of our common stock at $1.30 per share and a further 25,000 stock options to purchase shares of our common stock at $3.30 per share, both for a ten-year term from the date of grant; and (iv) the Obara Builders Consulting Services Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our Company after the initial term) or 30 days (in the case of Mr. Obara) prior to the effective date of such termination.

            On March 1, 2008, our Compensation Committee ratified the approval of an increase in the monthly service agreement fee for Mr. Obara under the Obara Builders Consulting Services Agreement from CAD $10,000 to CAD $12,500.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

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PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

            Ernst & Young LLP, Chartered Accountants, have been selected as the independent registered public accountants of the Company for the fiscal period ending July 31, 2009. Ernst & Young LLP audited the Company's financial statements for the fiscal period ended July 31, 2008. Dale Matheson Carr-Hilton LaBonte LLP served as our independent registered public accounting firm and audited our financial statements for the fiscal years ended December 31, 2007, 2006, 2005 and 2004.

            Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions at the meeting.

            In the event ratification by the stockholders of the appointment of Ernst & Young LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

            Aggregate fees for professional services rendered to us by our auditors are set forth below:
	Year Ended July 31, 2008	Seven Months Ended July 31, 2007	Year Ended December 31, 2006
Audit Fees	$177,000	$98,500	$70,000
Audit-Related Fees	16,250	-	-
Tax Fees	-	16,100	-
Total	$193,250	$114,600	$70,000

Audit Fees. Aggregate fees for professional services in connection with the audit of our annual financial statements and the quarterly reviews of our financial statements included in our quarterly reports.

Audit-Related Fees. Our auditors did not provide any audit-related services to us not described under "Audit Fees" above.

Tax Fees. Our auditors provided tax preparation services.

All Other Fees. Our auditors did not provide any other services to us other than those described above.

Pre-Approval of Services by the Independent Auditor

            Our Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Ernst & Young LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Ernst & Young LLP which are not encompassed by the Audit Committee's annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by Ernst & Young LLP. The Audit Committee has approved all of the audit and permitted non-audit services performed by Ernst & Young LLP since the Audit Committee was formed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL PERIOD ENDING JULY 31, 2009.

__________

PROPOSAL NUMBER THREE:

APPROVAL OF 2009 STOCK INCENTIVE PLAN

Summary of 2009 Stock Incentive Plan

            On June 5, 2009, our Board of Directors authorized and approved the adoption of the 2009 Stock Incentive Plan (the "2009 Stock Incentive Plan"). The 2009 Stock Incentive Plan is in addition to, and in no manner either alters, amends or is in substitution for the Company's 2006 Plan, dated as originally ratified by the Board of Directors of the Company on October 10, 2006, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008.

            The purpose of the 2009 Stock Incentive Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

            The 2009 Stock Incentive Plan is to be administered by our Compensation Committee which shall determine, among other things: (i) the persons to be granted awards under the 2009 Stock Incentive Plan; (ii) the number of shares or amount of other awards to be granted; and (iii) the terms and conditions of the awards granted. The Company may issue restricted shares, options, stock appreciation rights, deferred stock rights and dividend equivalent rights, among others, under the 2009 Stock Incentive Plan. An aggregate of 5,000,000 of our shares may be issued pursuant to the grant of awards under the 2009 Stock Incentive Plan.

            An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the administrator under the 2009 Stock Incentive Plan. If the administrator under the 2009 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant's service has been terminated for "cause", he or she shall immediately forfeit all rights to any of the awards outstanding.

            The foregoing summary of the 2009 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2009 Stock Incentive Plan. The 2009 Stock Incentive Plan has been included as an appendix to the Company's definitive schedule 14A proxy statement regarding this matter as filed electronically with the SEC, which is available under the Company's filings at www.sec.gov.

Federal Income Tax Consequences

            The United States federal income tax consequences to the Company and its eligible participants under the 2009 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the 2009 Stock Incentive Plan to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the 2009 Stock Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

            The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the "Code"), the federal income tax consequences of the grant, vesting and exercise of awards under the 2009 Stock Incentive Plan, and the subsequent disposition of shares of common stock acquired under the 2009 Stock Incentive Plan, are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the 2009 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

            In the case of an exercise of a non-qualified stock option or SAR, the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company's common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance. For awards, other than incentive stock options issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

            In the case of an incentive stock option, there is no tax liability at the time of exercise. However, the excess of the fair market value of the Company's common stock on the exercise date over the option exercise price is included in the eligible participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise or two years from the date the incentive stock option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price. If the stock is not held for the required period, it is considered to be a "disqualifying disposition," and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year). In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, FICA and FUTA taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an incentive stock option is not held for the required period (a disqualifying disposition), the FICA and FUTA taxes will apply to the difference between the option exercise price and the fair market value of the Company's common stock on the exercise date.

            In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the value of the Company's common stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

            In the case of all other awards, the participant generally will recognize ordinary income equal to the value of the common stock received by the participant at the time of distribution, or if later, when such shares are no longer subject to a substantial risk of forfeiture. To the extent that such an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule," that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit.

            The Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

            The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the 2009 Stock Incentive Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

New Plan Benefits

            As of the date of this proxy statement no stock options or other awards have been granted under the 2009 Stock Incentive Plan.

            The last reported sales price for our shares of common stock on NYSE AMEX on June 5, 2009, was $2.21 per share.

Information Regarding Plans Not Subject to Security Holder Action

            We have one existing equity compensation plan, the Uranium Energy Corp. 2006 Stock Incentive Plan (the "2006 Plan"). We are seeking shareholder approval of an additional equity compensation plan, the 2009 Stock Incentive Plan, as described above. The table set forth below presents information relating to our existing equity compensation plans as of July 31, 2008:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2006 Stock Incentive Plan)	5,462,500	$1.97	Nil
Equity Compensation Plans Not Approved by Security Holders	500,000(1)	$1.00	Nil

(1)   Represents shares of our common stock to be issued upon the exercise of warrants issued pursuant to consulting services agreements.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN.

__________

FUTURE STOCKHOLDER PROPOSALS

            Stockholders who intend to submit a proposal for the Annual Meeting of stockholders to be held in 2010 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under United States Securities Exchange Act of 1934, as amended. To be eligible for inclusion in the proxy materials, stockholder proposals must be received by the Corporate Secretary of the Company at the Company's principal executive offices no later than February 24, 2010. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

            A shareholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2010 must submit such proposal to the Company on or before May 10, 2010, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

            We are subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani, President and CEO

Dated June 24, 2009.

__________

URANIUM ENERGY CORP.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Amir Adnani (President and Chief Executive Officer of the Company) and Thomas J. Deutsch of Lang Michener LLP (legal counsel to the Company) as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Uranium Energy Corp. held of record by the undersigned on June 5, 2009, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on July 23, 2009 at 12:00 p.m. (Vancouver Time) or any adjournment or postponement thereof.

            VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Transfer Online, located at 317 S.W. Alder Street, 2nd Floor, Portland, Oregon, U.S.A., 97204.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 23, 2009.

The Proxy Statement, Annual Report on Form 8-K and Form of Proxy are available at
https://proxyvote.uraniumenergy.com.

(Continued and to be signed on the reverse side.)
ANNUAL MEETING OF STOCKHOLDERS OF URANIUM ENERGY CORP.
Being held on July 23, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors.		Nominees:
	☐	FOR ALL NOMINEES	☐	Amir Adnani
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Alan P. Lindsay
	☐	FOR ALL EXCEPT (see instruction below)	☐	Erik Essiger
Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here: ¢			☐	Harry L. Anthony
			☐	Ivan Obolensky
			☐	Vincent Della Volpe
			☐	Mark A. Katsumata

		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3.	To approve the Company's 2009 Stock Incentive Plan.	☐	☐	☐

Unless otherwise instructed, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR proposals 2 and 3. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
_____________________________________ Signature of Stockholder: Name: Date:	_____________________________________ Signature of Stockholder: Name: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

2009 STOCK INCENTIVE PLAN

__________

__________

2009 STOCK INCENTIVE PLAN

For:

URANIUM ENERGY CORP.

Dated June 5, 2009

Uranium Energy Corp.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750

__________

URANIUM ENERGY CORP.

2009 STOCK INCENTIVE PLAN

1.                     PURPOSE

1.1                  The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Uranium Energy Corp. (the "Company") by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2                  This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3                  This Plan is in addition to, and in no manner either alters, amends or is in substitution for, the Company's "2006 Stock Incentive Plan", dated as originally ratified by the Board of Directors of the Company on October 10, 2006, as was ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008.

2.                      DEFINITIONS

2.1                  As used herein, the following definitions shall apply:

(a)       "Administrator" means the Committee or otherwise the Board;

(b)       "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c)       "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)       "Award" means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)       "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)       "Award Right" means each right to acquire a Share pursuant to an Award;

(g)       "Board" means the Board of Directors of the Company;

(h)       "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

(i)       refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)      unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)     performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)      dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)       commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(i)       "Change of Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)       the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii)      a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)     the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv)      approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a "Change of Control":

(i)       the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii)      the closing of a public offering of the Company's securities through the facilities of any stock exchange; or

(iii)     with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", a "change in the effective control" or a "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A)        a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B)        a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)        any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II)       a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election; and

(C)        a change in the ownership of a substantial portion of the corporation's assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities;

(j)       "Code" means the United States Internal Revenue Code of 1986, as amended;

(k)       "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i)       the Committee shall consist of two or more members of the Board;

(ii)      the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii)     the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 2.1(k)(ii) shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv)      members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(l)       "Common Stock" means the common stock of the Company;

(m)       "Company" means Uranium Energy Corp., a Nevada corporation;

(n)       "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(o)       "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(p)       "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(q)       "Corporate Transaction" means any of the following transactions:

(i)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)      the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)     any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(r)       "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code;

(s)       "Deferred Stock Units" means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(t)       "Director" means a member of the Board or the board of directors of any Related Entity;

(u)       "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(v)       "Disinterested Shareholder Approval" means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to shares beneficially owned by Insiders;

(w)       "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(x)       "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

(y)       "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(z)       "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)       Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as is required by those rules;

(ii)      Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii)     No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv)      Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v)       Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(aa)     "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(bb)     "Grant Date" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(cc)     "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code;

(dd)     "Insider" means:

(i)        a Director or Senior Officer of the Company;

(ii)       a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)      a person that has

(A)        direct or indirect beneficial ownership of,

(B)        control or direction over, or

(C)        a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)      the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(ee)     "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ff)     "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

(gg)     "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(hh)     "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(ii)     "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(jj)     "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

(kk)     "Plan" means this 2009 Stock Incentive Plan as amended from time to time;

(ll)     "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(mm)     "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(nn)     "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(oo)     "Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(pp)     "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(qq)     "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(rr)     "SEC" means the United States Securities Exchange Commission;

(ss)     "Senior Officer" means:

(i)        the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)       any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(ss)(i) above; and

(iii)      the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(ss)(i) or 2.1(ss)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(tt)     "Share" means a share of the Common Stock; and

(uu)     "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                      STOCK SUBJECT TO THE PLAN

                       Number of Shares Available

3.1

(a)       Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 5,000,000 (the "Maximum Number"). See Section 29 for Reservation of Shares.

(b)       Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a Grantee's minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

(c)       However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

                       Shares to Insiders

3.2                  Subject to Section 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a)       the Insider is not a Director or Senior Officer of the Company;

(b)       any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

(i)       the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii)      the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

                       Limitations on Award

3.3                  Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the "Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)       Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or Stock Appreciation Rights that may be granted during any one calendar year under the Plan to any one Grantee shall be 2,500,000; all of which may be granted as Incentive Stock Options); and

(b)       Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 2,500,000.

4.                      ADMINISTRATION

                       Authority of Plan Administrator

4.1                  Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

                       Powers of the Administrator

4.2                  Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)       to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)       to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)       to determine whether and to what extent Awards are granted hereunder;

(d)       to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)       to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)       to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price based on the Fair Market Value of the same, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)       to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

(h)       to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)       subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)       to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)       to further define the terms used in this Plan;

(l)       to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)       to provide for rights of refusal and/or repurchase rights;

(n)       to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)       to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)       to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

                       Effect of Administrator's Decision

4.3                  All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                       Action by Committee

4.4                  Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

                       Limitation on Liability

4.5                  To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.                      ELIGIBILITY

                       Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.                      AWARDS

                       Type of Awards

6.1                  The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a)       Shares, including unrestricted Shares;

(b)       Options;

(c)       SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d)       any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e)       Deferred Stock Units;

(f)       Dividend Equivalent Rights, as defined in Section 13; or

(g)       any combination of the foregoing.

                       Designation of Award

6.2                  Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. But see Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.                      GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

                       Grant of Options

7.1

(a)       One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)       Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c)       The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

                       General Terms and Conditions

7.2                  Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)       Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule;

(b)       Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "Ten Percent Stockholder"), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c)       Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted, at such Exercise Price as may be determined by the Administrator in the Administrator's sole and absolute discretion; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d)       Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e)       Exercise After Certain Events.

(i)       Termination of Continuous Services.

(A)        Options.

(I)        Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)       Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)). However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)        Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

                       Limitations on Grant of Incentive Stock Options

7.3

(a)       Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)       Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c)       Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.                      RESTRICTED STOCK AWARDS

                       Grant of Restricted Stock Awards

8.1                  Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4). All awards of Restricted Stock shall be evidenced by Award Agreements.

                       Consideration

8.2                  Restricted Stock may be issued in connection with:

(a)       Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)       Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock, equal to not be less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock on the date of issuance.

                       Voting and Dividends

8.3                  Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

                       Forfeiture

8.4                  In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

                        Certificates for Restricted Stock

8.5                  Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (see Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.                      UNRESTRICTED STOCK AWARDS

                       The Administrator may, in its sole discretion, grant (or sell at not less than 100% of the Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.                    RESTRICTED STOCK UNITS

                       Grant of Restricted Stock Units

10.1                Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4). All awards of Restricted Stock Units shall be evidenced by Award Agreements.

                       Number of Restricted Stock Units

10.2                The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

                       Consideration

10.3                Restricted Stock Units may be issued in connection with:

(a)       Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)       Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units, equal to not be less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock Units on the date of issuance.

                       No Voting Rights

10.4                The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

                       Dividend Equivalency

10.5                The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (See Section 13, Dividend Equivalent Right). Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

                       Creditor's Rights

10.6                A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

                       Settlement of Restricted Stock Units

10.7                Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)       a specific date or date determinable by a fixed schedule;

(b)       upon the Eligible Participant's termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)       as a result of the Eligible Participant's death or Disability; or

(d)       in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

                       Forfeiture

10.8                Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.                    DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

                       The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the "Deferred Stock Units") shall be governed by the provisions of Subpart A which is attached hereto. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.                    STOCK APPRECIATION RIGHTS

                       Awards of SARs

12.1                An SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (See Performance Goals in Section 14.4).

                       Term

12.2                The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator.

                       Exercise

12.3                A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator's election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the "exercise date".

                       Number of Shares or Amount of Cash

12.4                Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

                       Effect of Exercise

12.5                A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

                       Forfeiture

12.6                In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.                    DIVIDEND EQUIVALENT RIGHT

                       A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a "Dividend Equivalent Right"). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14.                    TERMS AND CONDITIONS OF AWARDS

                       In General

14.1                Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

                       Term of Award

14.2                The term of each Award shall be the term stated in the Award Agreement.

                       Transferability

14.3

(a)       Limits on Transfer. No right or interest of a Grantee in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

(b)       Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

                       Performance Goals

14.4                In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

                       In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

                       Acceleration

14.5                The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee's Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

                       Compliance with Section 162(m) of the Code

14.6                Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

                       Compliance with Section 409A of the Code

14.7                Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

                       Section 280G of the Code

14.8                Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

                       Exercise of Award Following Termination of Continuous Service

14.9                An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                       Cancellation of Awards

14.10              In the event a Grantee's Continuous Services has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 14.10. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.                    ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

15.1                In the event the Shares become listed on a stock exchange, and to the extent required by the rules of such stock exchange, then the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)       the exercise price of an Award must not be lower than 100% of the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b)       the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company's total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(c)       the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.                    PAYMENT FOR SHARE PURCHASES

                       Payment

16.1                Payment for Shares purchased pursuant to this Plan may be made:

(a)       Cash. By cash, cashier's check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)       Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)       Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a  =                  net Shares to be issued to Grantee;

b  =                  number of Awards being exercised;

c  =                  Fair Market Value of a Share; and

d   =                  Exercise price of the Awards; or

(d)       Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

                       Combination of Methods

16.2                By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.                    WITHHOLDING TAXES

                       Withholding Generally

17.1                Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

                       Stock for Withholding

17.2                To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.                    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

                       In General

18.1                Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

                       Company's Right to Effect Changes in Capitalization

18.2                The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19.                    CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

                       Company is Not the Survivor

19.1                Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change in Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

                       In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised. Section 19.3 shall control with respect to any acceleration in vesting in the event of Change of Control.

                       The Administrator shall also have the authority:

(a)       to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify; and

(b)       to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition.

                       Effective upon the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

                       Company is the Survivor

19.2                In the event of a Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

                       Change in Control

19.3                If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a Change of Control.

20.                    PRIVILEGES OF STOCK OWNERSHIP

                       No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.                    RESTRICTION ON SHARES

                       At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.                    CERTIFICATES

                       All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.                    ESCROW; PLEDGE OF SHARES

                       To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.                    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

                       Compliance With Applicable Law

24.1                An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

                       During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

                       Investment Representation

24.2                As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.                    NO OBLIGATION TO EMPLOY

                       Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26.                    EFFECTIVE DATE AND TERM OF PLAN

                       This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated.

27.                    SHAREHOLDER APPROVAL

                       This Plan shall be subject to approval by the shareholders of the Company within 12 months from the date the Plan is adopted by the Company's Board for any and all intended Incentive Stock Options granted hereunder. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options. In the event that shareholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28.                    AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

                       The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

                       Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

                       Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

                       Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

                       Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.                    RESERVATION OF SHARES

                       The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

                       The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

                       The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.                    EXCHANGE AND BUYOUT OF AWARDS

                       The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.                    APPLICABLE TRADING POLICY

                       The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

32.                    GOVERNING LAW

                       The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.                    MISCELLANEOUS

                       Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

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SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.                   Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.                   Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an "Election"). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

                       For purposes of this Subpart A, the following definitions shall apply:

"Annual Retainer" for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

"Attendance Fee" means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

"Canadian Director" means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

"Canadian Tax Act" and "Canadian Tax Regulations" means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

"Deferred Stock Unit" means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

"Eligible Director" is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

"Eligible Remuneration" means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

"Prescribed Plan or Arrangement" means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

"Remuneration Period" means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

"Salary Deferral Arrangement" means a salary deferral arrangement as defined in the Canadian Tax Act.

1.                   Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)       the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)       the deferral period.

                     Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

                    If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.                   Determination Of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit Deferred Stock Units at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.                   No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4.                   Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director's account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained in (i) by the Fair Market Value on the date on which the dividend is paid. (See Section 13 of the Plan, Dividend Equivalent Right).

5.                   Eligible Director's Account. A written confirmation of the balance in each Eligible Directors' Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.                   Creditor's Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.                   Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)       a specific date or date determinable by a fixed schedule;

(b)       upon the Eligible Director's termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)       as a result of the Eligible Director's death or Disability; or

(d)       in connection with or as a result of a Change in Control in compliance with 409A of the Code.

                    The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director's account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8.                   Canadian Directors. If a Deferred Stock Unit is granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.                   Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan

10.                 Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.                 Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning give in the Plan.

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